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                                                                  EXHIBIT 10.65

                      THE CIT GROUP/BUSINESS CREDIT, INC.
                    1211 Avenue of the Americas, 22nd Floor
                            New York, New York 10036

                                  Dated as of
                                November 8, 2002

                      Re: Waiver and Amendment Number Six
                   to Financing Agreement and Loan Documents

TWIN LABORATORIES INC.
150 Motor Parkway
Hauppauge, New York 11788

Ladies and Gentlemen:

         Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender and agent thereunder ("Agent"), the other lenders party thereto ("Lenders"), and Twin Laboratories Inc. ("Twinlab") and certain of its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of March 29, 2001 (as amended and modified, from time to time, the "Financing Agreement"). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

         Agent, Lenders and the Companies wish to amend certain provisions of the Loan Documents.

         Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

         I. AMENDMENT TO DEFINITION OF EBITDA. The definition of "EBITDA" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

                  "EBITDA shall mean, in any period, all consolidated earnings of the Companies and their consolidated Subsidiaries before all (i) interest and tax obligations, (ii) depreciation and (iii) amortization for said period, all determined in accordance with GAAP on a consistent basis with the latest audited financial statements of the Companies, but excluding (a) the effect of extraordinary and/or non-reoccurring gains or losses for such period, (b) for the period commencing September, 2002 through December, 2002, reclamation charges to the extent actually recorded in an amount not to exceed $8,800,000, and
         (c) any and all restructuring charges."

         II. AMENDMENT TO DEFINITION OF LINE OF CREDIT. The definition of "Line of Credit" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

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                  "LINE OF CREDIT shall mean the aggregate commitment of the
         Lenders to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, (b) assist any of the Companies in opening Letters of Credit pursuant to Section 14 of this Financing Agreement, and (c) make the Term Loan pursuant to Section 4 of this Financing Agreement, in the aggregate amount equal to $50,000,000, provided that nothing herein shall be deemed to increase any Lender's commitment hereunder, which commitment shall be set forth opposite such Lender's name on the signature pages hereof, or in the Assignment and Transfer Agreement executed by such Lender by which it becomes a Lender hereunder, as such pro rata share may be adjusted pursuant to Assignment and Transfer Agreements executed pursuant to Section 12.9 hereof."

         III. AMENDMENT TO DEFINITION OF LINE OF CREDIT FEE. The definition of "Line of Credit Fee" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

                  "LINE OF CREDIT FEE shall: (a) mean the fee due the Agent at the end of each month for the Revolving Line of Credit, and (b) be determined by multiplying the difference between (i) the Revolving Line of Credit, and (ii) the average daily balance of (x) Revolving Loans and the Term Loan plus (y) Letters of Credit outstanding for said month, by one-half percent (0.50%) per annum for the number of days in said month during which this Financing Agreement is in effect."

         IV. AMENDMENT TO DEFINITION OF REVOLVING LINE OF CREDIT. The definition of "Revolving Line of Credit" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

                  "REVOLVING LINE OF CREDIT shall mean the aggregate commitment of the Lenders to make loans and advances pursuant to Section 3 of this Financing Agreement to the Companies, and issue Letters of Credit Guaranties pursuant to Section 14 hereof to the Companies, in the aggregate amount of up to $50,000,000 including the amount of the Term Loan."

         V. WAIVER AND AMENDMENT OF LOAN DOCUMENTS. The Financing Agreement and the other Loan Documents are hereby amended as of July 15, 2002, to permit the Companies to pay the following amounts, no more frequently than quarterly, to the Blechmans who are account parties with respect to such Blechmans Letters of Credit, so long as (a) any Blechmans Letters of Credit remain outstanding, (b) the aggregate amount of such Blechmans Letters of Credit is not less than $15,000,000, and (c) no Event of Default has occurred and is continuing or would be caused after giving effect to any such payment:
(i) amounts paid in capital stock in any calendar year in an aggregate amount not to exceed 75,000 shares to each such Blechmans and 375,000 shares to all such Blechmans; and (ii) amounts paid in cash in any calendar year in an aggregate amount not to exceed $75,000 to each such Blechmans and $375,000 to all such Blechmans.

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         VI.      AMENDMENT OF SECTION 6.11(a). Section 6.11(a) of the
Financing Agreement is hereby amended to read as follows:

                          "(a) maintain at the end of each month, on a rolling, trailing 12-month basis, EBITDA of not less than the amounts set forth below for the applicable period:

                 PERIOD                                              AMOUNT
                 ------                                              ------
Calculated as of month-end, September, 2002                        $400,000
------------------------------------------------------------------------------
Calculated as of month-end, October, 2002                         ($500,000)
------------------------------------------------------------------------------
Calculated as of month-end, November, 2002                         $300,000
------------------------------------------------------------------------------
Calculated as of month-end, December, 2002                         $1,900,000
------------------------------------------------------------------------------
Calculated as of month-end, January, 2003                          $2,050,000
------------------------------------------------------------------------------
Calculated as of month-end, February, 2003                         $2,400,000
------------------------------------------------------------------------------
Calculated as of month-end, March, 2003                            $3,700,000
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Calculated as of month-end, April, 2003                            $4,200,000
------------------------------------------------------------------------------
Calculated as of month-end, May, 2003                              $3,800,000
------------------------------------------------------------------------------
Calculated as of month-end, June, 2003                             $4,500,000
------------------------------------------------------------------------------
Calculated as of month-end, July, 2003                             $4,450,000
------------------------------------------------------------------------------
Calculated as of month-end, August, 2003                           $4,900,000
------------------------------------------------------------------------------
Calculated as of month-end, September, 2003                        $7,400,000
------------------------------------------------------------------------------
Calculated as of month-end, October, 2003                          $8,200,000
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Calculated as of month-end, November, 2003                         $9,200,000
------------------------------------------------------------------------------
Calculated as of month-end, December, 2003                         $9,900,000
------------------------------------------------------------------------------
Calculated as of each month end thereafter                         $15,000,000
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

         VII. CONFIRMATION OF GUARANTIES. By execution below, the Companies and the other parties constituting Guarantors hereby each confirm that each of their respective guaranties executed and delivered in connection with the Financing Agreement remains in full force and effect notwithstanding the execution, delivery and performance by the Companies of this Letter Amendment and the Financing Agreement as amended hereby.

         VIII.    GENERAL TERMS.

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         1.       To the extent any of the terms and provisions of the
Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Amendment shall govern.

         2. The effectiveness of this Amendment is conditioned upon receipt by Agent of:

                  (a) an executed counterpart of this Amendment executed by each Company and Guarantor;

                  (b) evidence of notification, in writing, by Agent or Twinlab to the Blechmans of the terms and execution of this Amendment; and

                  (c) payment, for the account of Lenders, of a fully earned and non-refundable fee of $250,000 in consideration of this Amendment.

         3. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to Agent.

         4. Except as set forth herein no other change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Amendment.

                                             Very truly yours,

                                             THE CIT GROUP/BUSINESS CREDIT, INC.

                                             By: _______________________________
                                             Title: ____________________________

CONGRESS FINANCIAL CORPORATION

By: _______________________________
Title: ____________________________

GMACC COMMERCIAL CREDIT, LLC

By: _______________________________
Title: ____________________________

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AGREED AND ACCEPTED BY:

TWIN LABORATORIES INC.,
a Utah corporation

By: _______________________________
Title: ____________________________

BRONSON LABORATORIES, INC.,
a Delaware corporation

By: _______________________________
Title: ____________________________

TWINLAB CORPORATION,
a Delaware corporation

By: _______________________________
Title: ____________________________

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